Exhibit 10.5

AMENDMENT NO. 1

DEL MONTE FOODS COMPANY

NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

(As amended and restated as of January 1, 2006)

The Del Monte Foods Company Non-Employee Director Deferred Compensation Plan, as amended and restated effective as of January 1, 2006 (the “Plan”) is hereby amended pursuant to Section 8.2 of the Plan effective as of January 1, 2008.

1.

Section 1.27 is amended by deleting the phrase “sudden and unexpected” in subsection (a).

2.

Section 2.3 is amended by adding at the end as follows:

The election for each Deferral Period becomes irrevocable at the close of business on December 31 of the Plan Year preceding the Plan Year in which the Deferral Period begins.

3.

Section 4.1 is amended by deleting the phrase “within thirty (30) days of” and replacing it with “on the thirtieth (30th) day following”.

4.

Section 5.1 is amended by deleting the subsection and replacing it with the following:

In the case of Termination, the Participant shall receive a benefit equal to his or her Account Balance which shall be paid, or commence to be paid on the thirtieth (30th) day after the date of Termination (the “Specified Date”) or a later date within the same taxable year of the Participant or, if later, by the fifteenth (15th) day of the third calendar month following the Specified Date.

5.

Section 5.4 is amended by deleting the third sentence and replacing it with the following:

A Termination Benefit Payout Form that changes the form of payout on account of Termination other than death does not revoke the designation of payout on account of the Participant’s death, unless otherwise specifically so directed. Any revised Termination Benefit Payout Form does not revoke a prior Termination Benefit Payout Form until the revised Termination Benefit Form is effective under the terms of the Plan; provided that no Termination Benefit Payout Form is irrevocable until twelve (12) months prior to the Participant’s date of Termination and any Termination Benefit Payout Form submitted after the date a change becomes irrevocable will be null and void under the Plan.

6.

Section 8.1.3 is amended by deleting the phrase “five (5) years” and replacing it with “three (3) years”.

7.

Except as specifically amended herein, the terms of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, Del Monte Foods Company has caused this Amendment No. 1 to be adopted by the Board of Directors and executed by its duly designated officer.

DEL MONTE FOODS COMPANY

By:	/s/ Richard W. Muto
Richard W. Muto Senior Vice President, Chief Human Resources Officer

Date of Signing: December 31, 2008

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